 Exhibit 99.1

Third Quarter 2010
Earnings Conference Call

October 26, 2010
NASDAQ: HTCO

“Safe Harbor” Statement
 Information set forth in this presentation contains financial estimates and other forward-looking statements that are subject to risks and uncertainties; therefore, actual results might differ materially from such statements, whether as a result of new information, future events or otherwise. You are cautioned not to place undue reliance on these forward-looking statements. A discussion of factors that may effect future results is contained in HickoryTech’s filings with the Securities and Exchange Commission. HickoryTech disclaims any obligation to update and revise statements contained in this presentation based on new information or otherwise. This presentation also contains certain non-GAAP financial measures. Reconciliations of these non-GAAP measures to the most directly comparable GAAP measures are
 available in our presentation.

International Falls
Ely
Babbitt
Hibbing
Virginia
Eveleth
Grand Rapids
Duluth
Fargo
Moorhead
Detroit Lakes
Brainerd
Superior
Wadena
Staples
Fergus Falls
Hinckley
Pine City
North Branch
Alexandria
St. Cloud
Forest Lake
Minneapolis
St. Paul
Eau Claire
Shakopee
Farmington
Red Wing
Faribault
Mankato
Winona
Owatonna
Rochester
La Crosse
Luverne
Windom
Sioux Falls
Austin
Albert Lea
Rock Rapids
Hull
Akron
Urbandale
Des Moines
West Des Moines/Ashworth

HickoryTech

Third Quarter 2010 Highlights
• Revenue increased 25% to $43.5 M
• Enventis Fiber and Data revenue increased 53%,
 Equipment and Services revenue increased 38%
• Telecom Broadband revenue grew 16%,
 Digital TV subscribers increased 10%
• Pre-tax Net income increased 77% and totaled
 $5.3 M
• Fiber network expansion project added $3.3 M
 revenue and $1.1 M net income

$43.5
$38.3
$34.9
Q3 '09
Q2 '10
Q3 '10

HickoryTech

Consolidated Revenue
Q3’10 compared to Q3’09
• Enventis fiber and data
 revenue +53%
• Enventis equipment & services
 revenue +38%
• Telecom broadband revenue
 +16%
• Telecom network access and
 local service revenue (-3%)
($ in Millions)
Quarterly Revenue

Diluted EPS

$0.47
$0.27
$0.38
Q3 '09
Q2 '10
Q3 '10

Income before Taxes

$3.0
$4.6
$5.3
Q3 '09
Q2 '10
Q3 '10

HickoryTech

Earnings and Income
Diluted EPS
• Earnings positively impacted by
 $1.9M income tax reserve release.
 Excluding tax release, EPS would
 be $0.24 per share
• Fiber expansion project added
 $1.1M to earnings.
Income before Taxes
 (continuing operations)
• 77% increase in Q3’10 vs. Q3‘09
• Success in fiber & data, and
 broadband services
• Lower interest expense
($ in Millions)

$17.6
$21.2
$25.5
Q3 '09
Q2 '10
Q3 '10

$1.5
$2.3
$3.4
Q3 '09
Q2 '10
Q3 '10

HickoryTech

Enventis Sector
Q3’10 compared to Q3’09
• Enventis revenue +45%
• Fiber and data revenues +53%
• Equipment & services revenue
 +38%

Operating Income
• 123% increase in Q3’10 vs. Q3‘09
• 73% increase nine months YTD
Quarterly Revenue
($ in Millions)
Operating Income

$17.8
$17.6
$18.7
Q3 '09
Q2 '10
Q3 '10

$3.4
$3.0
$3.1
Q3 '09
Q2 '10
Q3' 10

Telecom Sector
Q3’10 compared to Q3’09
• Consistent Telecom revenue
• Broadband revenue +16%
 Digital TV subscribers +10%
• Network Access revenue -3%
• Local Service revenue -4%

 Telecom Operating Income
• Success in selling broadband
 services have moderated decline in
 Telecom profitability
• Continued focus on cost controls
Quarterly Revenue
($ in Millions)
Operating Income

Increased capital expenditures for fiber network expansion in 2010

($ in Millions)
$125.6
$125.2
$124.9
$120.5
$116.2
$121.3
$122.0
3/31/09
6/30/09
9/30/09
12/31/09
3/31/10
6/30/10
9/30/2010

HickoryTech

Debt Balance
Debt to EBITDA
ratio of less than
3x at 9/30/10

2010 Fiscal Outlook
2010 targets ranges as follows:
• Revenue: $150 M to $158 M (no change)
• Net Income: $11.6 M to $12.5 M (previously $9.7 to $10.6 M)
• Capital spending: $22 M to $26 M (no change)
• EBITDA: $41.5 M to $44 M (no change)
• Debt balance (year-end): $117 M to $120 M (no change)

International Falls
Ely
Babbitt
Hibbing
Virginia
Eveleth
Grand Rapids
Duluth
Fargo
Moorhead
Detroit Lakes
Brainerd
Superior
Wadena
Staples
Fergus Falls
Hinckley
Pine City
Alexandria
North Branch
St. Cloud
Forest Lake
Minneapolis
St. Paul
Eau Claire
Shakopee
Farmington
Red Wing
Faribault
Mankato
Winona
Owatonna
Rochester
La Crosse
Luverne
Windom
Sioux Falls
Austin
Rock Rapids
Albert Lea
Hull
Akron
Urbandale
Des Moines
West Des Moines/ Ashworth
HickoryTech Fiber Network
2010 Fiber Expansion
Stimulus Route
Extended Fiber Network
Community Fiber Ring
Backbone POP
Telecom Service Areas

HickoryTech

Fiber Network Expansion

2010 Network Expansion
•Extend fiber network to Sioux Falls, So.
Dakota and Fargo, No. Dakota
•Increase network capacity between
Minnesota and Des Moines, Iowa
•Add network collocations, expand
Mid-band Ethernet services.
•Broadband stimulus grant secured, network
expansion plans in progress

Strategic Initiatives
• Increased investment and focus on growing business services
 ➢ Fiber network expansion
 ➢ Accelerate SMB market plan
 ➢ Expand Mid-band Ethernet services
 ➢ Target FTTT and last-mile fiber builds
• Grow broadband services and focus on customer retention
• Increase capital spending on key strategic initiatives
• Manage free cash flow, manage costs and potentially increase debt in short term
• Long-term goal to double the value of HickoryTech over five years

HTCO Investment Highlights
• Stable growth and cash flows; more than 60 years of paying a dividend, yield approximately 6-7%
• Business transformation generating strong diversification, operating results and financial position
• Emerging growth through Enventis Sector b2b strategy and fiber network expansion
• High level of recurring revenue, dominant consumer market share, expanded triple-play service area
• Experienced Company with 112-year track record and strong
 strategic plan

(Dollars in thousands)

	Q3-10	Q3-09	Diff
Pre-tax Income	$ 5,271	$ 2,980	77%
less fiber construction	1,865	0	
Adjusted Pre-tax Income	$ 3,406	$ 2,980	14%

Net Income	$ 5,043	$ 6,106	-17%
less income tax release	1,919	4,454	
Adjusted Net Income	$ 3,124	$ 1,652	89%

HickoryTech

Appendix
Adjusted Pre-tax Income and Net Income

(Dollars in millions)	For Year Ended December 31, 2010 Guidance Range			
Reconciliation of net income to 2010 EBITDA guidance	Low		High	
Projected net income	$	11.6	$	12.5
Add back:				
Depreciation and amortization		21.6		22.0
Interest expense		4.8		5.0
Income tax expense		3.5		4.5
Projected EBITDA[1]	$	41.5		44.0

[1]EBITDA, a non-GAAP financial measure, is as defined in our debt agreement

HickoryTech

Appendix
Reconciliation of Non-GAAP Measures